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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                              --------------------


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 1998



                           ORLEANS HOMEBUILDERS, INC.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)




   Delaware                      1-6830                       59-0874323
----------------              -------------               -------------------
(State or other                (Commission                 (I.R.S. Employer
jurisdiction of                File Number)               Identification No.)
incorporation)



        One Greenwood Square, #101, 3333 Street Road, Bensalem, PA 19020
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               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 215-245-7500
                                                           --------------


                                 FPA CORPORATION
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

                  On July 13, 1998, the Registrant filed with the Secretary of State of the State of Delaware an amendment to its Certificate of Incorporation changing its name from "FPA Corporation" to "Orleans Homebuilders, Inc." From and after July 13, 1998, the Registrant's ticker symbol on the American Stock Exchange is "OHB", the CUSIP number for its common stock is 686588 10 4 and the CUSIP number for its 14 1/2% Subordinated Debentures due September 1, 2000 is 686588 AA 2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Not Applicable.

















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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ORLEANS HOMEBUILDERS, INC.



                                     By: /s/ Joseph A. Santangelo
                                        ---------------------------------
                                        Joseph A. Santangelo
                                        Secretary and Treasurer


July 14, 1998














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